STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE -- GROSS
                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
                      McKellops Corporate Square Suite 105

1.  Basic  Provisions  ("Basic  Provisions").

     1.1 Parties:  This Lease (Lease"),  dated for reference purposes only, June
                                                                            ----
1, 1998, is made by and between Mr. Art Grandlich,  D.B.A.  McKellips  Corporate
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Square  (Lessee"),  and  Renaissance  International  Group, a Nevada corporation
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("Lessee") (collectively the "Parties," or Individually a "Party").


     1.2(a) Premises: That certain portion of the Building, Including all Improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 4840 East Jasmine Street, Suite 105,
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located in the City of Mesa County of Maricopa,  State of Arizona, with zip code
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85205,  as on Exhibit A attached  hereto  (Premises").  The  "Building"  is that
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certain  building  containing the Premises and generally  described as (describe briefly  the  nature  of  the  Building):  an  approximate  16,772  square  foot
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office/warehouse  suite  located at  McKellops  Corporate  Square per  Exhibit A
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attached.
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In  addition  to  Lessee's  rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and Improvements thereon, are herein collectively referred to as the "Industrial Center." (Also see Paragraph 2.)

     1.2(b) Parking: 57 unreserved vehicle parking spaces  ("Unreserved  Parking
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Spaces");  and 3 reserved  vehicle parking spaces  (Reserved  Parking  Spaces").
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(Also see Paragraph 2.6)

     1.3  Term  5  years  and 0 months ("Original Term") commencing July 1, 1998
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("Commencement  Date"  and  ending  June 30, 2003 (Expiration Date").  (Also see
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Paragraphs  3.2  and  3.3.)

      1.4  Early  Possession:  June  1998  ("Early Possession Date").  (Also see
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Paragraphs  3.2  and  3.3.)

     1.5  Base  Rent:  $  See  Addendum  per  month (Base Rent"), payable on the
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first  day  of  each  month  commencing  July  1, 1998.  (Also see Paragraph 4.)
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[  ]   If this box is  checked,  this  Lease  provides  for the Base  Rent to be adjusted per Addendum _______, attached hereto.

     1.6(a) Base  Rent  Paid  Upon  Execution:  $14,324.93  as Base Rent for the
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            period July 1998 & June 2003
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     1.6(b)  Lessee's Share of Common Area Operating Expenses:  19.62% percent (
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%)  (Kessee's  Square")  as  determined  but [ x ] prorate square footage of the
Premises  as compared to the total square footage of the Building or [   ] other
criteria  as  described  in  Addendum  ______.

     1.7  Security  Deposit:  $9,000.00  ("Security  Deposit").  (Also  see
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Paragraph  5.)

      1.8  Permitted  Use:  General  office  use, warehouse use and research and
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development  for  a  financial  service  company.  ("Permitted  Use")  (Also see
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Paragraph  6.)

      1.9 Insuring Party. Lessor is the "Insuring Party." (Also see Paragraph 8.) Annual Premium $12,517.00 (July 97, July 98)

       1.10(a) Real Estate Brokers. The following real estate broker(s) (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

[  x]  Lee  &  Associates  - Robertson represent Lessor exclusively ("Lessor's
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Broker");    See  Addendum  for

[  x]  Grubb  &  Ellis  -  Hartland  represents  Lessee  exclusively  ("Lessee's
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Broker");  or        commission  payment
schedule.

[   ] represents  both  Lessor  and Lessee  ((Dual  Agency").  (Also  see
Paragraph  15.)

2. Premises, Parking and Common Areas.

     2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby teases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

     2.2 Condition. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the exalting plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, in the Premises, other than those con-structed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly alter receipt of written notice term Lessee setting forth with specify the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty
(30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

     2.3 Compliance with Covenants, Restrictions and Building Code. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee, If the Premises do not comply with aid warranties, Lessor shall, except as otherwise provided In this Lease, promptly after receipt of written notice from Lessee given within six (6) months following the Commencement Date and setting forth with the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compli-ance. Lessor makes no warranty that the Permitted Use in Paragraph
1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

     2.4 Acceptance of Premises. Lessee hereby acknowledges: (a) that it has been advised by the Broker(s) to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and com-pliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively. "Applicable Laws") and the present and future suitability of the Premises for Lessee's Intended use; (b) that Lessee has made such Investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

     2.5 Lessee as Prior Owner/Occupant. The warranties made by Lessor In this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. in such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.


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     2.6  Vehicle  Parking.  Lessee  shall  be  entitled  to use the  number  of
Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time ho time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein carted "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined In Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.)

          (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers. contractors or invitees to be loaded, unloaded, or parked In areas other than those designated by Lessor or such activities.

          (b) it Lessee permits or allows any at the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, In addition to such other rights and remedies that It may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

          (c) Lessor shall at lbs Commencement Date chi this Lease, provide the parking required by Applicable Law.

     2.7 Common Areas- The term "Common Areas" is delved as all areas and facilities outside the Premises and within the exterior boundary the of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees the industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees. Including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

     2.8 Common Areas-Lessee's Rights. Lessor hereby grants to Lessee, for the benefit of lessee and Its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, In common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and pillages reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no of circumstances shall the right herein granted to use the Common Areas be deemed to Include the right to store any property, temporarily or permanently. in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, In addition to such other rights and remedies that It may have, to remove the properly and charge the cost to Lessee, which cost shall be Immedi-ately payable upon demand by Lessor.

     2.9 Common Areas-Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from lime to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, cus-tomers, contractors and invitees to so abide and conform. Lesson shall not be responsible to Lessee Ion the non-compliance with said rules and regulations by other lessees of the Industrial Center.

     2.10 Common Areas--Changes. Lessor shall have the right, In Lessor's sole discretion, from time to time:

          (a) To make changes to the Common Areas, Including, without limitation, changes In the location, size, shape and number driveways, entrances, parking spaces, parking areas, loading and unloading areas, Ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

          (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

          (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

          (d) To add additional buildings and Improvements to the Common Areas;

          (a) for use the Common Areas while engaged In making additional improvements, repairs or allegations to the Industrial Center, or any portion thereof; and

          (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may. In the exteriors of sound business judgment, deem to be appropriate.

3. Term.

     3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

     3.2 Early Possession. II an Early Possession Date is specified in Paragraph
1.4 and If Lessee totally or partially occupies the Premises alter the Early Possession Date but prior to The Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy. All other Terms of this Lease, however, (including but not limited to the Obligations to pay Lessee's Share of Common Area Operating Expenses and ho carry the Insurance required by Paragraph B) shall be In effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

     3.3 Delay In Possession. It for any reason Lessor cannot deliver possession of the Premises Lessee by the Early Possession Date, If one Is specified In Paragraph 1.4, no Early Possession Dale is specified, by the Commencement Date, Lessor shah not be subject to any liability therefore, nor shall such failure affect the validity of this Lease, or the Obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall riot, except as otherwise provided herein, be obligated to pay rent or perform any other obligation at Lessee under this terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises Is not delivered Lessee within sixty (60) days after the Commencement Date, Lessee may, at Its option, by notice In writ-ing to Lessor within ten (10) days alter the end of said sixty
(60) day period, cancel this Lease, In which event the parties shall be discharged from all Obligations hereunder; provided further, however, if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further Force or elf act. Except as may be otherwise provided, and regardless of when this Original Term actually com-mences, if possession Is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period tree of the oblig-ation to pay Base Rent, If any. that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to the nod during which the Lessee would have otherwise enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of lessee.

4. Rent.

     4.1 Base Rent. Lessee shah pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor In lawful money of the United States, without offset or deduction, on or before the day on which ills due under the terms of this Lease. Base Rent and all other rent and charges for any period during this torn none which Is Ice less than one full month shall be prorated based upon Ibis actual number of days of the month Involved Payment of Base Rent and other charges shall be made to Lessor at its address stated herein onto such other persons or at such other addresses as Lessor may trim lime to lime designate In to Lessee.

     4.2 Common Area Operating Expenses. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, In accordance with the fol-lowing provisions:

          a) "Common Ares Operating Expenses" are ditched, Ion purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the industrial Center, including, but not limited to, the following:

               (I) The operation, repair and maintenance, In neat, clean, good order and condition, of the following:

                    (aa) The Common Areas,  including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, drive-ways, landscaped areas, striping, bumpers, Irrigation systems, Common Area lighting facilities, fences and gales, elevators and roof.

                    (bb) Exterior signs and any tenant directories.

                    (cc) Fire detection and sprinkler systems.

               (II) The cost of water, gas, electricity and telephone to service the Common Areas.

               (III) Trash disposal, property management and security services and the costs of any environmental Inspections.

               (IV  Reserves  set aside for  maintenance  and  repair of Common
          Areas.

               (v) An',' Increase above the Base Real Property Taxes (as defined In Paragraph 10.2(b)) Ion this Building and the Common Areas.

               (vi) Any insurance Cost increase" (as defined in Paragraph 8.1).

               (vii) The cost of Insurance carried by Lessor with respect to the Common Areas.

               (VIII) Any deductible portion of an insured toss concerning the Building or the Common Areas,

               (ix) Any other services to be provided by Lessor that are slated elsewhere In this Lease ho be a Common Area Operating Expense.

     (b) My Common Area Operating Expenses and Real Properly Taxes that are specially attributable to the Building onto any other building In the Industrial Center onto the operation, repair and maintenance hereof, shah be allocated enthalpy to the Building onto such other building. t-however, any Common Area Operating Expenses and Float Property Taxes that are not superficially attributable to the Building onto any other building onto the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to alt buildings In the Industrial Center.

     (c) The Inclusion of this Improvements, and services set forth In Subparagraph 4.2(a) shall not be deemed to Impose an obligation upon Lessor no sillier have said improvements or faultiest onto provide those services unless this Industrial Center already has the same, Lessor already provides the services, or Lessor bias agreed elsewhere In this Lease to provide the same or some of them.

     (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within tan (10) days alter a reasonably delayed statement of actual expenses Is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to lime of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of the Lease term, on the same day as the Base Rent Is due hereunder. Lessor shall deliver to Lessee within sixty (60) days alter the expiration of each calendar year a reasonably detail statement showing Lessee's Share of this actual Common Area Operating Expenses incurred during this preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as Indicated on said statement, Lesson shaft be credited the amount of such over-


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payment  against Lessee's Share of Common Area Operating Expenses next becoming due. It Lessee's payments under this Paragraph 4.2(d) during said preceding year were less 'than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within tan (10) days alter delivery by Lessor to Lessee of said statement.

5, Security Deposit. Lessee shall deposal with Lessor upon Lessee's execution hereof the Security Deposit set forth In Paragraph 1.7 as security for Lessee's faithful performance of Lessee's Obligations under this Lease. if Lessee falls to pay Base Rent or other rent or charges due hereunder, or otherwise defaults under this Lease (as defined In Paragraph 13.1), Lessor may use, apply or retain alt or any portion to said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (Including attorneys' lees) which Lessor may suffer or Incur by reason thereof. If Lessor uses or applies alt or any portion of said Security Deposit, Lessee shall within ten (10) days alter written request therefore deposit monies with Lessor sudden to restore said Security Deposit to the lull amount required by this Lease. Any time the Base Rent increases during this term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor as an addition to the Security Deposit so that The total amount of the Security Deposit shall at all times bear the same proportion to the then current Base Rent as the Initial Security Deposit bears to the initial Base Rent set forth In Paragraph 1,5. Lessor shall not be required to keep all or any part of this Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, If any, of Lessee's Interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed In writing by Lessor, no part dl the Security Deposit shall be considered to be held In trust, to bear Interest or other increment for Its use, onto be prepayment for any monies to be paid by Lessee under this Lease.

6.     Use.

     6.1 Permitted Use.

          (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth In Paragraph 1.8, or any other legal use which Is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises In a manner that Is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

          (b) Lessor hereby agrees to not unreasonably withhold or delay Its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants on Lessee, its assignees and subtenants, Ion a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in this Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the Improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If
     Lessor elects to withhold such consent, Lessor shall within live (5) business days alter such request give a written notification of same, which notice shall Include an explanation on Lessor's reasonable objections to the change In use.

6.2     Hazardous  Substances.

          (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used In this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or In combination with other materials expected to be on this Premises, Is sillier: (I) potentially Injurious to the public health, safety or welfare, the environment, or the Premises; (Ii) regulated or monitored by any governmental authority; or (Ill) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gas the, crude oil on any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of I] hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined In Paragraph 6.3). "Reportable Use" shall mean (I) the installation or use at any above or below ground storage tank, (II) the generation, possession, storage, use, transportation, or disposal of a [hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan Is required to be tiled with, any government at authority, and (iii) the presence In, on or about this Premises of a Hazardous Substance with respect to which any Applicable Laws require lust a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding this foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and In compliance with all Applicable Requirements, use any Ordinary and customary materials reasonably required to be used by Lessee In the normal course of the Permitted Use, so long as such use Is not a Reportable Use and doss not expose the Premises or neighboring properties to any meaningful risk at contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use at any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, In its reasonable discretion, deems necessary to protect Itself, the public, the Premises and this environment against damage, contamination or Injury and/or liability thereof or, Including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective notifications to this Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

          (b) Duty to Inform Lessor. II Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has cone to be located In, on, under or about the Premises or this Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, or business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in arty Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released In, on, under or about this Premises (Including, without limitation, through the plumbing or sanitary sewer system).

          (c) Indemnification, Lessee shall indemnify, protect, defend and hold Lessor, Its agents, employees, lenders and ground lessor, if any, and the Premises; harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and con-sultants' lees arising out of or Involving any Hazardous Substandard brought onto the Premises by Orion Lessee or by anyone under Lessee's control. Lessee's Obligations under this Paragraph 6.2(c) shall Include, but riot be limited to, this elf acts on any contamination or injury to person, property or the environment created or suit snarl by Lessee, and the cost of investigation (including consultancies' and attorneys' fees and selling), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shah survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered Into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless superficially so agreed by Lessor in writing at this time of such agreement.

6.3 Lessee's Compliance with Requirements. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements," which term is used In this Lease to mean aft laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire Insurance underwriter en rating bureau, and the recommendations of Lessor's engineers and/or consul-tants, relating in any manner to the Premises (including but not limited to matters pertaining to (I) industrial hygiene, (ii) environmental conditions on, in. tinder or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, Installation, maintenance, removal, trans-portation, storage, spill, or release of any Hazardous Substance), now sued or which may hereof ten come Into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents Involved) any threatened or actual claim, notice, warning, complaint or report pertaining to or involving failure by Lessee cribs Premises to comply with any Applicable Requirements.

6.4 Inspection; Compliance with Law. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mort-gages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter this Premises at any time in the case at an emergency, and otherwise at reasonable times, for the purpose of Inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined In Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants In connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal at any Hazardous Substance on or from this Premises. This costs and expenses of any such Inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist onto be imminent, or unless the inspection Is requested or ordered by a governmental authority as the result on any such existing or imminent violation or contamination. in such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as this case may be, ton the costs and expenses of such Inspections.

7. Maintenance, Repairs. Utility Installations, Trade Fixtures and Alterations.

     7.1 Lessee's Obligations.

          (a) Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof In good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or riot this need Ion such repairs occurs as a result of Lessee's use, any prior use, this elements or this age of such por-tion of this Premises), including, without limiting the generality of the foregoing, all equipment or facilities superficially serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, the hose connections if within the Premises, fixtures, interior walls, Interior surfaces of exterior walls, ceilings, Floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph

     7.2 below. Lessee, In keeping the Premises In good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's Obligations shall Include restorations, replacements or renewals when necessary to keep this and all improvements thereon or a part thereof in good order, condition and state of repair.

          (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, In customary form and substance for and with a contractor specializing and experienced in this Inspection, maintenance and service of the heating, air conditioning and ventilation system Ion the Premises. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain this contract for the heating, air conditioning and ventilating systems, and If Lessor so elects, Lessee shall reimburse Lessor, upon demand, I or the cost thereof.

          (c) If Lessee fails to perform lessee's Obligations under this Paragraph

          7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except In the case of an emergency, In which case no notice shall be required), perform such Obligations on Lessee's behalf, and put the Premises in good order, condition and repair, In accordance with Paragraph 13.2 below.

          7.2 Lessor's Obligations. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building
     Code), 4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage on Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep In good order, condition and repair the foundations, exterior walls, structural condition of Interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic hire extinguishing system Including the alarm and/or smoke detection

               C American industrial Real Estate Association 1993 systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph
          4.2. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shah Lessor be obligated to maintain, repair or replace. windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair.

7.3 Utility installations, Trade Fixtures, Alterations.

               (a) Definitions; Consent Required. The term "Utility Installations" Is used In this Lease to refer to all air these, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fining In, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "Alterations" shall meant any modification of the Improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "Lessee-Owned Alterations and/or Utility installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not take nor cause to be made any Alterations or Utility Installations In, on, under or about the Premises without Lessor's prior written consent. Lessee inlay, however, make non-structural Utility installations to the Interior of the Premises (excluding this real) without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outs Idea of the Premises, do not Involve puncturing, relocating or removing the roof or any existing wails, or changing or with the fire sprinkler or fire detection systems and the cumulative cost thereof during the term of this Lease as extended does not exceed $2,500.00.

               (b) Consent. Any Alterations or Utility installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (I) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of this work thereon and (iii) this compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations on Utility installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may, (but without obligation to do so) condition its consent to any requested Alteration or Utility installation that costs $2,500.00 or more upon Lessee's providing Lessor with a lien and completion bond In an amount equal to one and one-halt times the estimated cost of such Alteration or Utility Installation.

               (c) Lien Protection. Lessee shall say when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work In, on, or about this Premises, and Lessor shall have the right to post notices of non-responsibility In or on the Premises as provided by law. II Lessee shall, In good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, del and protect itself, Lessor and this Premises against the same and shall pay and satisfy any such adverse judgment that may be ren-dered thereon before the enforcement thereof against this Lessor cribs Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor In an amount equal to one and one-half times this amount at such congested lien claim or demand, Indemnifying Lessor( against liability for the same, as required by law for the holding of the Premises made from the effect of such lien or claim. in addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs In participating In such action if Lessor shall diode ills to its best Interest Is do so.

7.4     Ownership,  Removal,  Surrender,  and  Restoration.

               (a) Ownership. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided In this Paragraph 7.4, all Alterations and Utility Installations made to this Premises by Lessee shall be lbs property of and owned by Lessee, but considered a part of this Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be this owner at all or any special part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility installations shall, at the expiration or earlier termination of this Lease, become the property at Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

               (b) Removal. Unless otherwise agreed In writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of alt or any part of any Alterations or Utility Installations made without this required consent of Lessor.

               (c) Surrender/Restoration. Lessee shall surrender the Premises by the end of this last day of the Lease term or any earlier termination date, clean and free of debris and In good operating order, condition and state of repair, Ordinary wear and tear excepted. Ordinary wear and tear shall not Include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its Obligations under this Lease. Except as otherwise agreed or specified herein, this Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall Include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.     Insurance;  indemnity.

          8.1 Payment of Premium Increases.

               (a) As used herein, the term "Insurance Cost increase" is defined as any increase in the actual cost of this insurance applicable to the Building and required to be carried by Lessor pursuant to Paragraphs 0.2(b), 8.3(a) and 8.3(b), ('Required insurance"), over and above the Base Premium, as hereinafter defined, calculated on an annual basis. "insurance Cost increase" shall include, but not be limited to, requirements of this holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises, and/or a general premium rate Increase. The term 'Insurance Cost Increase" shall not, however, Include any premium Increases resulting from the nature of the occupancy of any other lessee of the Building. It the parties insert a dollar amount in Paragraph 1.9, such amount shall be considered the "Bass Premium." it a dollar amount has not been inserted in Paragraph 1.9 and if this Building lies been previously occupied dur-ing the twelve (12) menu period immediately preceding this Commencement Date, this 'Base Premium" shall be the annual premium applicable to such twelve (12) month period. tithe Building was not fully occupied during such twelve (12) month period, this "Base Premium" shall be the lowest annual premium reasonably obtainable ion this Required insurance as of the Commencement Date, assuming this most nominal use possible of the Building. in no event, however, shall Lessee be responsible for any portion of the premium cost attributable to liability insurance coverage in excess of $1,000,000 procured under Paragraph 8.2(b).

               (b) Lessee shall pay any Insurance Cost Increase to Lessor pursuant to Paragraph 4.2. Premiums I or policy periods communing prior to, or extending beyond, the term old this Lease shall be prorated to confide with this corresponding Commencernment Date or Expiration Date.

     8.2 Liability Insurance.

               (a) Carried by Lessee. Lessee shall obtain and keep in force dinning the term of this Lease a Commercial General Liability policy of Insurance protect-ing Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional instanced) against claims for bodily Injury, personal Injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such Insurance shall be on an occurrence basis providing single limit coverage In an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or-fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an 'insured contract" for the performance of Lessee's Indemnity Obligations tinder this Lease. This limits of said Insurance required by this Lease or as carried by Lessee shall not, however, linarite the liability of Lessee nor relieve Lessee of any obligation hereunder. All Insurance to be carried by Lessee shall be primary to and not with any similar Insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (b) Carried by Lessor. Lessor shall also maintain liability Insurance described in Paragraph 6.2(a) above, In addition to and not in lieu of, the Insur-ance required to be by Lessee. Lessee shall riot be named as an additional insured therein.

     8.3  Property  insurance-Building,   improvements  and  Rental  Value.

     (a) Building and Improvements. Lessor shall obtain and keep in force during the term of this Lease a policy or policies In the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against or damage to the Premises. Such Insurance shall be (or full replacement cash, as the same shall exist mom tin-re to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof It, by reason or the us nature or age at the Improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility installations, Trade Fixtures and Lessee's personal pro p arty shah be insured by Lessee pursuant to Paragraph 6.4. Ii the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils on flood and/or earthquake unless required by a Lender or included in the Base Premium), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed ,y reason of the enforcement on any building, zoning, safety or land use laws as the result of a covered loss, but not Including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any ca-insurance clause, waiver of subrogation, and inflation guard protection causing an increase In the annual property insurance coverage amount by a factor at not less than the adjusted U.S. Department of Labor Consumer Price index far Alt Urban Consumers Ion the nearest to where this Premises are located.

     (b) Rental Value. Lessor shall also obtain and keep in lance during the term of this Lease a policy or policies In this name of Lessor, with toss payable to Lessor and any Lender(s), insuring the loss of lbs lull rental and other charges pay able by all lessees old this Building to Lessor far one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any such edited rental Increases). Said Insurance may provide that In the event the Lease is terminated by reason of an stirred loss, ibis period of indemnity non. such coverage shall be extended beyond the date at the completion of repairs or replacement of the Premises, to provide for one lull year's loss of renal revenues from the date of any such loss. Said Insurance shall contain an agreed valuation provision In lieu old any co-insurance clause, and this amount on coverage shall be adjusted annually to reflect the protected rental income, Real Property Taxes, Insurance premium costs and other expenses, II any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall Include any deductible amount In the event of such loss.

     (c) Adjacent Premises. Lessee shall pay for any increase In the premiums for the property Insurance of ibis Building and for this Common Areas or other buildings in this Industrial Carrier If said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

     MULTI-TENANT- (d) Lessee's Improvements. Since Lessor Is the Insuring Party, Lessor shall not be required to Insure Lessee-Owned Alterations and Utility installations units the item In question has become this property of Lessor under the tennis on this Lease.

     8.4 Lessee's Property insurance. Subject to the requirements of Paragraph 8.5, Lessee at Its cost shah either by separate policy or, at Lessor's option, by endorsement to a policy already carried, mainland Insurance coverage an all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility installations in, on, or about this Premises similar in coverage to that carried by Lessor as the insulin Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance Is in force.

     8.5 Insurance Policies. insurance required hereunder shah be in companies duly licensed to transact business In the stats where the Premises are located, and maintaining during this policy term a "General Policyholders Rating" on at least 8+, V, or such other rating as may be required by a Lender, as set forth in this most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shah Invalidate the Insurance policies referred to Inn this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of this Early Possession Dale or the Commencement Date, copies of, or certificates evidencing the existence and amounts at, the Insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except alter thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days p mien to the expiration of such policies, fur-nish Lessor with evidence of renewals or "Insurance binders" evidencing renewal thereof, or Lessor may order such Insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

     8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lesson each hereby release and relieve the other, and waive their en the right to recover damages (whether In contract or In tort against the other, ion loss or damage to their property arising out on or incident to the perils required to be Insured against under Paragraph 8. This effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as this case may be, so long as the insurance is not Invalidated thereby.

     8.7 Indemnity. Except for Lessor's negligence and/or breach of express warranties, Lessee shah indemnify, protect, defend and hold harmless the Premises, Lessor and his angels, Lessor's masher or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' tees, expenses and/or liabilities arising out of, Involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or Invitees, and out old any Default or Breach by Lessee In this performance In a timely manner of any obligation on Lessee's part to be performed under this tease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved herein, and whether or not (in this case of claims made against Lessor) litigated and/or reduced to judgment. In case any action cc proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such damn in order to be so indemnified.

     8.8 Exemption of Lessor from Liability. Lessor shall not be liable for Injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person In on about the Premises, whether such damage or Injury is caused by or result from fire, steam, electricity, gas, water or rain, or from this breakage, leakage, obstruction or other defects of pipes, the sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or Injury or the means of repairing the same Is accessible on not, Lessor shah riot be liable ion any damages arising from any act or neglect of any other lessee at Lessor nor from the failure by Lesson to enforce the provisions of any other lease in the industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9. Damage or Destruction.

     9.1 Definitions.

          (a) "Premises Partial Damage" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility installations, the repair cost of which damage or destruction Is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d)) of the Premises (exclud-ing Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

          (b) "Premises  Total  Destruction"  shah mean damage or destruction to to-re Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of this then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. in addition, damage or destruction to this Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures on any lessees alibis Building, the cast of which damage or destruction Is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility installations and Trade Fixtures of any lessees of this Building) at this Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

          (c) "insured Loss" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Installations and Trade Fixtures, which was caused by an event required to b covered by the insurance described in Paragraph 13.3(a) Irrespective of any deductible amounts or coverage hauls Involved.

          (d) "Replacement Cost" shah mean this cost to repair or rebuild the improvements owned by Lessor at the time on the occurrence to their condition existing Immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

          (e) "Hazardous Substance Condition" shall mean lbs occurrence or discovery of a condition involving the presence of, or a contamination by, a hazardous Substance as defined iii Paragraph 6.2(a), in, on, or under this Premises.

     9.2 Premises Partial Damage-insured Loss. if Primaries Partial Damage that Is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continua in full force and . in the event, however, that theirs Is a shortage at insurance proceeds and such shortage is due to the fact that, by reason of lbs unique nature of this improvements In the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shah have no oblig-ation to pay for the shortage In insurance proceeds onto fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice on such shortage and request that-el on. II Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain In full lance and effect. II Lessor does not receive such funds or assurance within said period, Lessor nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage In proceeds. In which case this Lease shall remain in full force and effect. ii Lessor does not receive such funds or assurance within such ten (10) day period, and II Lessor doss not so elect to restore and repair, then tins Lease shall terminate sixty
(60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any might to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earth-quake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available far tins repairs if made by either Party.

     9.3 Partial Damage-Uninsured Loss. It Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Less (In which event Lessee shah make the repairs at Lessee's expense and this Lease shall continue in full hence and oiled), Lessor may at Lessor's option, either repair such damage as soon as reasonably possible at Lessor's expense, In which event this Lease shall continue in lull lance and elf act, or (11) give writ-ten notice to Lessee within thirty (30) days alter receipt by Lessor of knowledge of the occurrence on such damage of Lesson's desire to terminate this Lease as of the dale sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have this right written tern (10) days after the receipt of such notice to give written notice to Lessor on Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. in such event this Lease shall continue In full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible alter this required hinds are available. if Lessee does riot give such notice and provide this funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.4 Total Destruction. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following this date of such Premises Total Destruction, whether or not the damage or destruction Is an insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have this right to recover Lessor's damages from Lessee except as released and waived In Paragraph 9.7.

     9.5 Damage Near End of Term. If at any time during the last six (6) months of this term of this Lease there Is damage for which the cost to repair exceeds one month's Base Rent, whether or not an insured Loss, Lesser may, at Lesson's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee at Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, If Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, an-rd (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (I) the date which is ten (10) days alter Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. if Lessee duly exercises such opinion during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage In Insurance proceeds, Lesson shall, at Lessor's expense repair such damage as soon as reasonably possible and tints Lease shall continue in full force and effect. if Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth In the first sentence of this Paragraph 9.5.

9.6 Abatement of Rent; Lessee's Remedies.

          (a) In the event of (I) Premises Partial Damage or (ii) Hazardous Substance Condition ion which Lessee Is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, If any, payable by Lessee hereunder hoc the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree ho which Lessee's use of the Premises Is Impaired, but not in excess of proceeds from Insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating Expenses and other charges, it any, as aforesaid, all other Obligations of Lessee thereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor tar any damage suffered y rea-son of any such damage, destruction, repair, ran-radiation or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration at the Premises within ninety (90) days alter such obligation shall accrue, Lessee may, at any time prior to the commence-ment of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not lass than sixty (60) days following the giving of such notice, hi Lessee gives such notice ho Lessor and such Lenders and such repair or restoration Is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice, if Lessor or a Lender commences the repair or restoration of this Premises within thirty
     (30) days after the receipt at such notice, this Lease shall continue In lull force and effect. "Commence" as used In this Paragraph

     9.6 shall mean either the unconditional authorization of the preparation of the required plans, or this beginning of the actual work on the Premises, whichever occurs first.

     9.7 Hazardous Substance Conditions, if a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (In which case Lessee shall make this Investigation and remediation thereat required by Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(c) and Paragraph 13), Lessor may at Lessor's option either (I) investigate and remediate such Hazardous Substance Condition, If required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue In full force and elf ed, or (II) lithe estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base rent or $100,000 which ever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor at knowledge alit-re occurrence on such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date on such notice, In this event Lessor elects to give such notice of Lessor's Intention to terminate this Lease. Lessee shall have the night within ten (10) days after the receipt old such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of(s) Investigation and remediation on such Hazardous Substance Condition to lbs extent required by Applicable Requirements, over (b) an amount equal to twelve (12) times the bi-ran monthly Base Rent or $100,000, whichever Is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days hollowing said commitment by Lessee. in such event this Lease shah continue in full lance and effect, and Lessor shall pro-ceed to make such investigation and remediation as soon as reasonably possible after the required funds are available, If Lessee does not give such notice end provide the required Funds or assurance thereof within the time period specified above, this Lease shah terminate as of the date specified In Lessor's notice after,

     9.8 Terminator-Advance Payments, Upon termination on this Lease pursuant to this Paragraph 9, Lessor is-rail return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms at -us Lease, the Waiver of Statutes. Lessor and Lessee agree that the terms alibis Lease shall govern the sued of any damage to or destruction of the-re Premises and Building with respect to the termination of thus Lease an-rd hereby waive this provisions of any present or future statue to the extent ills inconsistent herewith.

10.  Real  Property  Taxes.

     10.1 Payment of Taxes. Lessor strait pay the Real Property Taxes, as defined In Paragraph 10.2(a), applicable to the industrial Center, and except as otherwise provided in Paragraph 10.3, any Increases in such amounts over the Base Real Property Taxes shall be included in the calculation of Common Area Operating Expenses In accordance with the provisions of Paragraph 4.2.

     10.2 Real Property Tax Definitions. 1997 Property Taxes $59,744.06

          (a) As used herein, this term "Real Property Taxes" shall Include any form Eli Sal slate tax or assessment, general, special, Ordinary or extraordinary, and any license fee, commercial rental tax, Improvement bond or bonds, levy or tax (other ti-ran inheritance, personal Income or estate taxes) Imposed upon the Industrial Center by any authority b-raving the direct or indirect power to tax, Including any, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other Improvement district thereof, levied against any legal or equitable Interest on Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other Income thereof ram, and/or Lessor's business of leasing The Premises. This term "Real Property Taxes" shall also include any lax, fee, levy, assessment or charge, or any Increase therein, imposed by reason. of events occurring, or changes In Applicable Law taking effect, during the term of this Lease, including but not limited lo a change In time ownership of this Industrial Center on in the Improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and what're or not contemplated by Ibis Parties.

          (b) As used herein, this term Base Real Property Taxes is-rail be the amount of Real Property Taxes, which are assessed against the Premises, Building or Common Areas In the calendar year during which the Lease is executed. in calculating Real Property Taxes by any calendar year, the Real Property Taxes I or any real estate tax year shall be included In time calculation on Real Property Taxes Ion such calendar year based upon the number of days which such calendar year and tax year h-rave common.

     10.3 Additional Improvements. Common Area Operating Expenses shall not Include Real Property Taxes specified In this tax assessor's records and work sheets as belong caused by additional improvements placed upon the Industrial Center by other lessees or by Lesson for the exclusive employment at such other lessees. Notwithstanding Paragraph 10.1 , Lessee small, whatever, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entreaty of any Increase in Real Property Taxes if assessed solely by reason 01 Alterations, Trade Fixtures or Utility installations placed upon the Premises by Lessee or at Lessees request.

     10.4 Joint Assessment. if this Building is all separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all on Lbs land and Improvements Included within the tax parcel assessed, such proportion to be determined by Lessor from flue respective valuations assigned in fire assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, In good faith, shall be conclusive.

     10.5 Lessee's Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the industrial Center. When possible, Lessee shall cause Its Lessee-Owned Alterations and Utility, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. if any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

     11, Utilities. Lessee shall pay directly for all utilities and services supplied to the Premises, including but not limited to electrify, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. It any such services are not separately metered to lbs Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such cal-ranges Jointly metered or billed with other premises in the Building, In the manner and within the limo periods set hurter In Paragraph 4.2(d).

     12. Assignment and Subletting.

     12.1 Lessor's Consent Required.

          (a) Lessee shah not voluntarily or by operation of law assign, transfer, mortgage or transfer on encumber (collectively, "assign) or sublet all or any part on Lessee's interest inn this Lease or in the Premises wilt-rout Lessor's prior written consent given under and sublet to the terms at Paragraph 36.

          (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of twenty-live percent (25%) or more of the voting control of Lessee shah constitute a change In control purpose.

          (c) The Involvement of Lessee or its assets in any transaction, or series old transactions (by way of merger, sale, acquisition, fanning, , transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation on this Lease or Lessee's assets occurs, which results on will result in a reduction of lbs Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-live percent (25%) of such Net Worth of Lessee as It was represented to Lesson at the limo of hull execution and delivery of this Lease or at the time of lbs most recent assignment to which Lessor has consented, err as It exists immediately prior to said transition or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or Is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably with-rah-raid its consent. "Net Worth of Lessee" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) establish-red under generally accepted accounting pineapples consistently applied.

          (d) An assignment on subletting on Lessee's Interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice an-rd grace period, if Lesson elects to treat such unconcealed to assignment or subjecting as a non-curable Breach, Lessor shall have the right to either: (I) hermit-rate Ibis Lease, or (Ii) upon thirty (30) days' written notice ("Lessor's Notice"), Increase the monthly Base Rent ion the Premises to the greater of the then fair market rental value of this Premises, as reasonably determined by Lessor, or one hundred ten percent (110%) of the Base Rent Insured. Pending the new fair market rental value, If disputed by Lessee, Lessee shall pay the amount set forth In Lessor's Notice, with any overpayment credited against the next s) of Base Rent coming due, and any underpayment for the period retroactively to The elf active dale of the adjustment being due and payable immediately upon this determination . Further, in the event of such Breach and mental adjustment, (I) the purchase price on any option to purchase it Premises I-Reid by Lessee shah be subject to similar adjustment to the fair market value as reasonably determined by Lessor (without -us Lease being considered an encumbrance or any deduction for derogation or obsolescence, and considering this Premises at us highest and best use and in good condition) arena hundred hen percent (110%) of the price previously In elect, (II) any Index-oriented rental or price adjustment formulas contained in ibis Lease shall be adjusted to require that the base index be determined with reference to the index applicable to this time of such adjustment, and (ill) any fixed rental adjustments during the remainder of the Lease term shall be increased In the same as the new rental bears to the Bass Rent inn effect prior to this adjustment specified in Lessor's Notice.

          (a) Lessee's remedy Ion any breach on this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

12.2  Terms  and  Conditions  Applicable  to  Assignment  and  Subletting.

          (a) Regardless of Lessor's consent, any assignment on subletting shall not be elective with-rout lbs express written assumption by such assignee or Sublessee on the Obligations of Lessee under this Lease, (ii) release Lessee of any Obligations hereunder, nor (iii) alter the primary liability at Lessee tenths payment of Base Rent and other sums due Lessor hereunder or Ion Tim performance of any other Obligations performed by Lessee under this Lease.

          (b) Lessor may accept any rent or performance of Lessee's Obligations from any person other ran Lessee pending approval or disapproval of an assignment. Neither a delay In the approval or disapproval at such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppels of Lessor's right to exteriors Its remedies for the Default on Beach by Lessee of any on the terms, covenants or conditions of this Lease.

          (c) The consent of Lessor to any assignment or subletting shah not constitute a consent to any subsequent assignment or subletting by Lessee or ho any subsequent or success) assignment or subletting by the assignee or subleases. However, Lessor may consent to subsequent subjecting and assignments on the sublease or any amendments or modifications Thai-ole without nullifying Lessee or anyone else liable under this Lease or the sublease and Without obtaining their consent, and such action shall not relieve such persons from this Lease or the sublease.

          (d) In this event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible tar the performance of the Lessee's Obligations under this Lease, including any Sublessee, without hi-exhausting Lessor's remedies against any other person or entity responsible afar-afar to Lessor, or any security held by Lessor.

          (e) Each request for consent to an assignment or subletting shall be ti-u writing, accompanied by Information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness on tins proposed assignee or Sublessee, including but not limited to the Intended use and/or required modification of the Premises, it any, together with a non-refundable deposit of $1,000 an ten percent (bob) at the monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee egress to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lesson.

          (f) Any assignee on, or Sublessee under, this Lease shall, by reason of accepting such assignment or entering Into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term on said assignment or sublease, other than such Obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lesson has superficially consented in writing.

          (g) This occurrence of a transaction described in Paragraph 12.2(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be Increased by an amount equal to six (6) times the monthly Base Rent, and Lessor may make the actual receipt by Lessor on the Security Deposit Increase a condition to Lessor's consent to such transaction.

          (h) Lessor, as a condition to giving Its consent to any assignment or subletting, may require that the amount and adjustment schedule at the rent payable under this Lease be adjusted to what is them the market value and/or adjustment schedule for property similar to the Premises as then constituted, as determined by Lessor.

12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed Included in all subleases under this Lease wit-tether or not expressly Incorporated therein:

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and Income arising am any sublease of all or a portion of the Premises heretofore or bereave tar made by Lessee, and Lessor may collect such rent and Income and apply same toward Lessee's Obligations under this Lease; provided, however, that until a Breach (as defined In Paragraph 13.1) shall occur In the performance of Lessee's Obligations under this Lease, Lessee may. except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection on the rents a Sublessee, be deemed liable to this Sublessee for any failure of Lessee to perform and comply with any of Lessee's
     Obligations to such Sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such Sublessee, upon receipt of a written notice from Lessor slating that a Breach exists In the performance of Lessee's Obligations under this Lease, to pay to Lessor the rents and other charges due and to became due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other ranges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such Sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said Sublessee to tensor.

          (b) In the event of a Breach by Lessee in the pert ordnance Ellis Obligations under this Lease, Lessor, at its option and will-rout any obligation to do so, may require any Sublessee to althorn to Lessor, in which event Lessor shall undertake the Obligations at the SubLessor under such sublease from the time of the exteriors of said option to the expiration of such sublease; provided, however, Lessor shall not be liable any prepaid rents or security deposit paid by such sub-. lessee to such SubLessor or I or any other prior defaults or breaches of such SubLessor under such sublease.

          (c) Any matter requiring the consent of the SubLessor tinder a sublease shall also require the consent at Lessor herein.

          (d) No Sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

          (e) Lessor shall deliver a copy of any notice of Del audit or Breach by Lessee to the Sublessee, wino shall have the right to cure the Default of Lessee with-rim the grace period, II arty, specified in such. The Sublessee shall have a right at reimbursement and ail set mom and against Lessee for any such Defaults cured by the Sublessee.

13. Default; Breach; Remedies.

     13.1 Default; Breach. Lessor and Lessee agree that II an attorney is consulted by Lessor in. connection with a Lessee Default or Breach (as hereinafter ditched), $350.00 is a reasonable minimum sum per such occurrence non legal services and costs In the preparation and service at a notice of Default, and that Lessor may include The cost of such services and costs In said notice as rent due and payable to cure said default. A "Default" by Lessee is delved as a failure by Lessee to observe, comply with or phi-loran any at the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" by Lessee Is ditched as this occurrence of any one or mane of the I olio wing Defaults, and, where a grace period for cure alter notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

          (a) This vacating of the Premises will-rout the intention to reoccupy same, or the abandonment on the Premises.

          (b) Except as expressly otherwise provided In this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, this failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to tulip any obligation under this Lease whiff endangers or threatens life or property, where such failure continues for a period of lories (3) days written notice thereof by or on bat-rail of Lessor to Lessee.

          (c) Except as expressly otherwise provided lid-u Ibis Lease, the failure by Lessee to provide Lessor with reasonable witan evidence (in duly executed original form, if applicable) of (I) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (ill) the recession of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination an non-subordination at Lids Lease pen Paragraph 30, (vi) this guaranty at the performer-race of Lessee's Obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or Information which Lessor may reasonably require of Lessee under the terms of this lease, where any such failure continues ion a period often (10) days following written notice by an on behalf of Lessor to Lessee.

          (d) A Default by Lessee as to the tennis, covenants, conditions or provisions of Ibis Lease, on of the rules adopted under Paragraph 40 hereof that are to be observed, corn p lied with or performed by Lessee, other Hiram ti-rose described in Subparagraphs 13.1(a), (b) or (c), above, we Rena such Saul continues for a period on thirty (30) days alter written notice thereof by or on befall of Lessor to Lessee; provided, however, that lithe nature on Lessee's Default is such that mare than thirty (30) days are reasonably required for its curs, then it shall not be deemed to be a Breach of this Lease by Lessee it Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any air this following events: (I) the making by Lessee at any general arrangement or assignment far the banal It of creditors; (ii) Lessee's becoming a "debtor" as defined In 11 U.S. Code Section lob or any successor statute (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment on a trustee or receiver to hake possession on substantially all of Lessee's assets Locale at the Premises or of Lessee's interest In this Lease, where possession is not respired to Lessee within thirty (30) days; or (iv) this attachment, execution or other judoka seizure oil substantially all of Laser's assets located at the Premises or oil Lessee's Interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision on this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

          (f) The discovery by Lessor that any Financial statement of Lessee or oil any Guarantor, given to Lessor by Lessee or any Guarantor, was materially

          (g) lithe performance of Laser's Obligations under this Lease is guaranteed: (I) the detain of a Guarantor, (ii) lye termination of a Guarantor's liability with respect to this Lease other than inn accordance with the terms of such guaranty, (Iii) a Guarantor's becoming Insolvent or the subject on a bankruptcy tiling, (iv) a Guarantor's refusal to no nor this guaranty, or (v) a Guarantor's breach allies guaranty obligation on an breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined biannual resources at Lessee and the Guarantors that existed at the time of execution of this Lease.

     13.2 Remedies. If Lessee fails to phi-f chi any alt invasive duty or obligation of Lessee under this Lease, with-rim Len (10) days after written notice to Lessee (or in case of an emergency, whiteout notice), Lessor may at its opinion (but with-rout obligation to do so), perform-run such duly or obligation on Lessee's behalf, Including but not limited to the obtain-ring of reasonably required bonds, insurance policies, of- governmental licenses, permits or approvals. The costs and expenses 01 any such performance by Lessor shah be due and payable by Lessee to Lessor upon invoice three-hour. ii any check given to Lessor by Lessee shall not be honored by the bank upon which Ills drawn, Lessor, at its own option, may require all Future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach at tennis Lease by Lessee (as deigned In Paragraph 13.1), with on will-rout further malice or demand, and wilt-rout limiting Lessor In the dextrose of any nagging or remedy which Lessor may h-rave by reason of such Breach, Lessor may:

          (a) Terminate Lessee's night to possession of .11-re Premises by any lawful means, In which case this Lease and lye term hereof shall germinal and Lessee shall immediately surrender possession-ref the Premises to Lessor. in such event Lessor shall be entitled to recover hi-cm Lessee: (I) the worth at the time at the award on the unpaid remit which had been earned at the time on termination; (Ii) ibis worth at the time of award at the amount by which The unpaid rent which would I-rave bean earned alter termination until the time on award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid remit for the balance to the term alter the lines of award exceeds the amount of-such rental loss that the Lessee proves could be reasonably avoided; and (live) any other amount necessary ho compensate Lessor Ice all the detriment proximately caused by the Lessee's failure to perform its Obligations under lids Lease or which In the Ordinary course of things would be likely to result therefrom. Including but not limited to the cost on recovering possession of the Premises, expenses of relating, Including necessary renovation and alteration on the Premises, reasonable attorneys' tees, and lb-rat portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexposed term of this Lease. The worth at the Lime to award old the amount retorted to in provision (iii) of the immediately preceding sentence shall be centupled by discounting such amount at the dis-count rate of the Federal Reserve Bank on San Francisco on the Federal Reserve Bank District in which the Premises are located at this time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Umlaut or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of lids Lease Is obtained through the provisional remedy of unlawful detained, Lesson shall have the right to makeover in such pro-ceding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the nigh-rah to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1(b), (c) or(d) was not previously given, a notice to pay rent or quit, onto perform or quit, as the case may be, given to Lessee under any statue authorizing the fort allure of leases for unlawful data inner shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b),(c) or (d). In such case, the applicable grace period under the unlawful staler statue shall run concur-rently alter the one such statutory notice, and the failure of Lessee to cure the Default with-rim the greater of the two (2) such grace periods shall constitute both an unlawful detained and a Breach of lulls Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

          (b) Coniine the Lease and Lessee's right to possession In effect (in California under California Oval Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has The right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting In this Lease are reasonable. Acts of maintenance or preservation, efforts to insist the Premises, or the appointment of a receiver to protect this Lessor's Interest under this Lease, shall not constitute a termination of the Lessee's nigh-not to possession.

          (c) Pursue any other remedy now or hereafter available to Lesson under the laws or judoka diffusions of the state wherein the Premises are located.

          (d) The expiration or this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee lean liability under any Indemnity provisions of this Lease as to matters occurring on accruing during the term hereof on by reason at Lessee's occupancy of the Premises.

     13.3 inducement Recapture in Event of Breach. Any agreement by Lessor for tree or abased rant or other charges applicable to the Premises, or for the giving on paying by Lessor to crier Lessee at any cash or other bonus, inducement or consideration for Lessee's entering Into this Lease, all of which concessions are hereinafter referred to as "inducement Provisions" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be perform-teed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach (as defined In Paragraph 13.1) of this Lease by Lessee, any such inducement Provision shah be deemed deleted from this Lease and of no further force or ailed, and any rent, other flange, bonus, Inducement or consideration theretofore abated, given or paid by Lessor under such an inducement Provision shall be immediately due and payable by Lessee to Lessor,. an-rd recoverable by Lessor, as additional rent due tinder this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lesson of rent or the cure chit-re Breach which Initialed this operation of this Paragraph 13.3 shall not be deemed a waiver by Lessor of ice provisions of this Paragraph 13.3 unless superficially so stated In writing by Lessor at the lime on such acceptance.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor on ret-rim and tot-rein sums due hereunder will cause Lessor to Incur costs not contemplated by this Lease, the exact of which will be extremely to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late changes which may be Imposed upon Lessor by the terms of any ground lease, montage or deed of trust ,evening the Premises. Accordingly, if any Installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lesson a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such kits charge represents a lair and of the costs Lessor will Incur by reason of ladle payment by Lessee. Acceptance of such late charge by Lesson shall in no event constitute a waiver on Lessee's Dalai or Breach with- respect to such overdue amount, nor prevent Lessor from expressing any of the other rights and remedies granted hereunder. in the event range Is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Ran, them notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

     13.5 Breach by Lessor. Lessor shah not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lesson. For imposes of this Paragraph 13.5, a reasonable time shah In no event be less than thirty (30) days alter receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in willing ton such purpose, cal written notice spooling wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its then Lessor shall not be In breach of this Lease If performance Is commenced within such thirty (30) day period and thereat at dili-gently pursued to completion.

14. Condemnation. if the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the dextrose of said power (all of wig-rich are herein called, this Lease is-nail terminals as to the part so taken as at It-re date the condemning authority lakes tithe or possession, whichever hi-sty occurs. if more than Len percent (10%) of the hoer area alibis Premises, or more than twenty-live percent (25%) 0111-re portion of the Common Areas designated Ion Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be expressed In writing within Len (10) days attar Lessor shall have given Lessee written notice on such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as on the dale the condemning authority takes such possession. Ii Lessee does not terminate this Lease In accordance with the lane going, Ibis Lease shall remain in full force and effect as to this portion of this Premises remaining, except that the Base Rant shall be reduced in the same proportion as the retable floor area alibis Premises taken beans to the total retable floor area of the Premises. No reduction of Base Rent shall occur it the condemnation does not apply to any portion of the Pram-uses. Any award for the taking oil all on any part of this Premises under the power of eminent domain or any payment made under threat of the dextrose of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold an for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/cry loss on Lessee's Trade Fixtures. In the event that this Lease Is not terminated by reason of such condemnation, Lessor shall to the extent allies net severance damages received, over and above Lessee's St-rare of the legal and Eli-tar expenses incurred by Lessor in the condemnation mat-ter, repair any damage to the Premises chatted by stitch condemnation auth-rarity. Lessee shall be responsible for the payment of any amount In excess of such net severance damages required to complete soon repair.

15. Brokers' Fees.

     15.1 Procuring Cause. The Broken(s) married in Paragraph 1.10 Is/are cause of this Lease.

     15.2 Additional Terms. Unless Lessor and Broker(s) I-rave otherwise agreed in writing, Lessor agrees plat: (a) II Lessee expresses any Option (as defined in Paragraph 39. granted under this Lease on any Option subsequently granted, or
(b) II Lessee acquires any rights to the Pram-rises or other premises in which Lesson has an Interest, or (c) if Lessee ram-rains In possession of the Premises with the consent at Lessor after the expiration of the term of this Lease after having failed to dextrose an Option, or (d) If said Brokers are the procuring cause of any amber lease or sale entered info between the Parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or
(a) If Base Rent is increased, whether by agreement or operation of an escalation clause herein, then as to any of said transactions, Lessor shall pay said Broker(s) a lee In accordance with the schedule of said Broker(s) In of tact at the time of the execution of this Lease.

     15.3 Assumption of Obligations. Any buyer or transferee of Lessor's interest In this Lease, whether such transfer is by agreement or by operable of law, shall be deemed to have assumed Lessor's obligation under this Paragraph
15. Each Broken shall be an intended  third party of the provisions of Paragraph
1.10 and of this Paragraph 15 to the extent of its interest in any commission arising from Ibis Lease and may enforce right directly against Lessor and its successors,

     15.4 Representations and Warranties. Lessee and Lessor each represent and warrant to the outer that It has had no dealings with any p son-son, firm, bro-ken or finder other ti-ran as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or hits consummation of the transaction contemplated hereby, and Thai no broker or other person, firm or entity other ti-ran said named Broker(s) is enchained to any commission or hider's fee in connection with said trans-action. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless horn and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the Indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably Incurred with respect thereto.

16 Tenancy and Biannual Statements.

     16.1 Tenancy Statement. Each-n Party (as "Responding Party") shall with-rim ten (to) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver Ian 11w Requesting Party a statement In writing In a term similar to the then most current "Tenancy Statement" form published by The American Industrial Real Estate Association, platys such additional collimation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 Biannual Statement. ii Lesson desires to finance, reliance, or sell ibis Premises car-re Building, or any part thereof, Lessee and alt shall deliver to any potential lender or purchaser designated b Lessor such statements of Lessee and such Guarantors as n-ray be reasonably requited by such tender or purchaser, Including but not limited ho Lessee's statements Ion the past line
(3) years. All such shall be received by Lessor and such lender or purchaser in confidence and shah be used only ice the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean the owner or owners at It-new limner In question of the fee tills to the Premises. in the evenly of a transfer on Lessor's title mi-Interest In 11-re Premises or In this Lease, Lessor rail-rail deliver to the or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of sect transfer or assignment. Except as provided in Paragraph 153, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with rasped Ice the Obligations and/or covenants Linden lids Lease thereat(tar to be performed by the Lessor. Subject to The foregoing, the Obligations and/or covenants in lids Lease to be performed by the Lesson is-nail be binding only upon the Lesson as hereinabove defined.

18. Severability. This Invalidly of any provision on Il-is Lease, as of competent , shall In no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Arty monetary payment due Lessor hereunder, other Il-ran late charges, not received by Lessor with-rim ten (10) days follow-ing this date on which-n it was due, shall bear Interest hi-at-run this dale due at the prime rate charged by the largest state chartered batik In the state in which the Premises are located pies tour percent (4%) per annum, but rich exceeding the maximum rate allowed by law, In addition to the potential late range-range provided for In Paragraph 13.4.

20, lime of Essence. lime is at the essence with respect Ice the performance of all obligations to t)e performed or observed by the Parties under lures Lease.

21. Rent Deferred. Alt monetary Obligations at Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. No Prior or rein-rein Agreements; Broker Disclaimer. This Lease complains all agreements between the Parties welting respect to any mallet mentioned herein, and no other prior on contemporaneous agreement or understanding shah be elective. Lessor and Lessee each represents and warrants to the Brokers that It has made, and is relying solely upon, its awn Investigation as to the nature, quality, character and responsibility of the other Party to this Lease and as to the nature, quality and character of The Premises. Brokers have no responsibility with rasped thereto or with respect to any default or breach hereof by either Party. Each Broker nail-nail be an intended third party on the provisions of this Paragraph 22.

23. Notched.

     23.1 Notice . All notices required or permitted by this Lease rail-rail be In writing and may be delivered in parson (by hand or by messenger or cot infer serve's) or may be sent by regular, certified or registered mall on U.S. Postal Service Express Mail, with postage p repaid, or by facsimile transmission dun-mug normal business hours, and shall be deemed sufficiently given served in a manner specified In this Paragraph 23. The addresses noted adjacent to a Party's signature on Hulls Lease shall be that Party's address for delivery on mailing on notice purposes. Either Party may by written notice to this other spiffy a different address for malice purposes, except that upon Lessee's taking possession of the Pram-rises, the Premises shall constitute Lessee's address for the purpose at mail-ing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from tin-re to time hereafter designate by written notice to Lessee.

     23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given an the date at delivery shown on the receipt card, or If no delivery date is shown, this postmark thereon. hi semi by regular mail, the notice shall be deemed given forty-sigh-in (48) hours after the same Is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-tour (24) hours alter delivery on the same to the United States Postal Service or courier, If any notice is transmitted by fac-simile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt on the transmission thereof, provided a copy Is also delivered via delivery or malt. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24, Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Broach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be denned to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an stopped to enforce the provision or provisions at this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the lime of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, any qualifying state-ments or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless superficially agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation nail-nail be responsible for payment of any lees or taxes applicable thereto.

26. No Right To Holdover. Lessee has no night to retain possession at the Premises or any part thinnest beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over In violation at this Paragraph 26 then the Base Rent payable from and after The time of the expiration or earlier termination at this Lease shall be increased to Iowa hundred percent (200%) at the Base Rent applicable during the preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor ho any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28, Covenants and Conditions. All provisions of Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the Panties, their personal representatives, successors and, assigns and be governed by the laws of the State in which the Premises are located. Any mitigation between the Parties hereto concerning this Lease shall be initiated In the county in which the Premises are located.

30. Subordination; Attainment; Non-Disturbance.

     30.1 Subordination. Tints Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property at which the Premises are a part, to any and all advances made on this security thereof, at-rd to all renewals, modifications, consolidations, replacements and extensions to Israel. Lessee agrees that tibia Lenders holding any such Security Device shall have no duty, liability an obligation to perform any on lb-new Obligations on Lesson under tins Lease, but that In the event oil Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address h-nave been punished Lessee In writing I or such purpose notice of Lessor's default pursuant to Paragraph 13.5. if any Lender shall heel to have this Lease and/or any Option granted hereby superior to the lien old its Security Device and shall give written notice thereof to Lessee, lids Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recondition to Israel.

     30.2 Attainment. Subject to the non-disturbance provisions on Paragraph

     30.3, Lessee agrees to altar to a Lender or any other panty wire acquires ownership of line Prentiss by reason of a foreclosure of a Security Device, and that in the event on such foreclosure, such new owner shall not: (I) be liable for any act or omission of any prior lesson on with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (lei) be bound by prepayment of more tab-ran one month's rent.

     30.3 Non-Disturbance. With respect to Security Devices entered Into by Lessor abler the execution of this lease, Lessee's subordination of this Lease shall be sublet to receiving assurance (a non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options ho extend the term hereof, will not be disturbed so none as Lessee is rot-rot In Breach hereof and althorns to the record owner of the Premises.

     30.4 Self-Executing. The agreements contained In this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lesson or a Lender in connection with a sale, fanning or f Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or moon-subordination, atonement and/or non-disturbance agreement as Is provided tar herein.

31. Attorneys' Fees. II any Party or Broken brings an action or proceeding to enforce the terms hassle or declare rights hereunder, the Prevailing Party (as here-alter defined) In any such proceeding, action, or appeal terrain, shall be entitled to reasonable attorneys' lees. Such lees may be awarded In the same suit or recovered in a separate stilt, whether or not such action or proceeding Is pursued to diffusion or judgment. The trine "Prevailing Party" shall Include, without limitation, a Party or Broker who substantially obtains or defeats this relief sough-rim, as this case may be, whether by compromise, settlement, judgment, or the abandonment by this other Party on Broker of its claim or defense. The attorneys' fee award shall not be computed iii accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably Incurred. Lessor shall be entitled to attorneys' fees, costs and expenses Incurred in preparation and ser-vice of notices old Default and consultations In connection therewith, whether or not a legal action is subsequently commenced In connection with such Default or resultant's Breach. Broker(s) shall be Intended third party beneficiaries of this Paragraph 31.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter Line Premises at any lime, in the case of , and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises onto the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any Ordinary 'for Sale" signs and Lessor may at any lime during the last one hundred eighty (180) days of the term hereon place on or about the Premises any Ordinary "For Lease' signs. Alt such activities at Lessor shall be without abatement or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conduced, either voluntarily or Involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary In this Lease, Lesson shall not be obligated to dextrose any standard at reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon Ibis exterior of T-bone Pram-rises or the Building, except that Lessee may, with Lessor's prior written consent, Install (but riot on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The Installation on any sign on the Premises by or for Lessee shall be subject to the provisions at Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures an-rd Alterations). Unless otherwise expressly agreed herein, Lesson reserves all rights to the use of the roof of thus Building, and the right to install advertising signs on the Building, Including the roof, which do not unreasonably mien are within the conduct on Lessee's business; Lessor shall be entitled to alt revenues from such advertising signs.

35. Termination; Merger. Unless stated otherwise in writing by Lessor, this voluntary on toner surrender of lids Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lesson f or Breach by Lessee, shall automatically terminate any sublease or lesser estate In thus Premises; provided, however, Lessor shah, in the event of Amy such surrender, termination or cancellation, have the option to continue any one or all of any existing . Lessor's failure within ten (10) days following any such event to make a within election to Ice contrary by willed notice to the holder of any such lesser Interest, shall constitute Lessor's election to have such event constitute the termination at such interest.

36. Consents,

          (a) Except Ion Paragraph 33 hereon (Auctions) or as cherries provided herein, wherever In Hulls Lease the consent of a Party Is required to an act by Or ion the other Party. such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in thus consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease on the Premises, including but not limited to consents to an assignment a subletting on the presence or use oil a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt at an invoice and supporting documentation therefore. In addition to the deposit described in Paragraph 12.2(e), Lessor may. as a condition to considering any such request by Lessee, require that Lessee deposit with Lesson an amount on money (In addition to the Security Deposit held under Paragraph 5): reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Laser's request. Any unused portion at said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee on lids Lease exists, nor shall such consent be deemed a waiver of any then existing Default on Breach, except as may be otherwise superficially stated in writing by Lessor at the time of such consent.

          (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to spiffy herein any particular condition to Lessor's consent shall not preclude the transpositions by Lessor at The lime of consent of sofa Curler or other conditions as are then reasonable whir reference to It-re particular matter tar which consent is being given.

37. Guarantor.

     37.l Farm of Guaranty. If there are to be any Guanos of this Lease per Paragraph 1.11, The harm of the guaranty to be executed by each such Guarantor shall be in the form mast recently published by the American industrial Real Estate and each such Guarantor shall have T-bone same obligations as Lessee under this lease, Including but not limited to the obligation to provide the Tenancy Statement and required In Paragraph

     37.2 Additional Obligation. of Guarantor. it shall constitute a Default of the Lessee under this Lease It any such-n Guarantor falls or refuses, upon reasonable request by Lessor to give: (a) evidence of tubes due execution at the guaranty called for by times Lease, Including the auth-rarity of The Guarantor (and of this party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution allies board of directors authorizing the making of such guaranty, together with a certificate of Incumbency showing the signatures of the parsons authorized to sign on Its behalf, (b) current biannual statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still In effect.

38. Quiet Possession. Upon payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Pram-n-rises ton the menthe term hereof subject to all of the provisions of this Lease.

39. Options.

     39.1 Definition. As used In this Lease, the word "Option" has the following meaning: (a) the might to extend Tim term of this Lease or to renew this Lease or to extend or renew am-nay lease that Lessee has on other property on Lessor;

          (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or The right of first refusal to lease other property of Lessor on the nigh-not of first alien to lease other property at Lessor; (c) the night to purchase toe Premises, on the nigh-not of first refusal to purchase the Promises, anther right old oilier to purchase the Premises, or the night to purchase other property of Lessor, on the right at first refusal to purchase other properly of Lessor, anther nigh' it at lint oilier to purchase other properly of Lessor.

     39.2 Options Personal to Original Lessee. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 here-of, and cannot be voluntarily or Involuntarily assigned or expressed by any person on entity other than said original Lessee while the original Lessee Is Iii lull and actual possession at the Premises and with-rout the Intention of thereafter assigning or subletting. The Options, ii any, herein-n granted to Lessee are not assignable, either as a pant on an assignment of this Lease or separately on apart and no Opulent may be separated from this Lease in any manner, by reservation or otherwise.

     39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew lures Lease, a later option cannot be expressed unless the prior Options to extend or renew this Lease have been validly expressed.

     39.4 Effect of Default on Options.

          (a) Lessee shall have no night to dextrose an Option, notwithstanding any provision in T-bone grant of Option to the contrary: (I) during the period communing with-n It-new giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default Is cured, or (ii) during the period of time any mone-tary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or
     (iii) during the time Lessee Is In Breach of this Lease, or (Iv) In the event ti-Nat Lessor has given to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during the twelve (12) month pennon Immediately preceding the dextrose of the Option, Rollins Del caulis are cured.

          (b) The p silk of time within-rich-n an Option may be expressed shall not be extended or enlarged by reason of Lessee's inability to extensors an Option because of The provisions of P paragraph 39.4(a)

          (c) All rights of Lessee under the provisions of an Option shah terminate and be of no further force or effect, notwithstanding Lessee's due and timely dextrose of the Option, II, after such dextrose and during Ibis tern-n on this Lease, (rot) Lessee lolls to pay to Lessor a monetary obligation at Lessee Ion a period at thirty (30) days after such-n obligation becomes due (without any necessity of Lessor to give notice it-eared to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of separate Defaults under Paragraph-n 13.1 during any twelve (12) month-n period, whether or not the DePaul's are cured, or (iii) II Lessee commits a Breach of this Lease.

40. Rules and Regulations. Lessee agrees that II will abide by, and keep and observe all reasonable rules and regulations ("Rules and Regulations') which-n Lessor may make Iron time to time Ion the management, safely, care, and clianthus of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as forth-new convenience of other occupants or tenants of the Building and the industrial Center and their ingles.

41. Security Measures. Lessee hereby acknowledges payable to Lesson hereunder does not include the cost at guard service or other security measures, and that Lessor shah have nark obligation whatsoever to provide same, Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of ti-rind panties.

42. Reservations. Lessor reserves the right, from lime to liars, to grant, without the consent on joiner of Lessee, such easements, nights of way, utility raceways, and dedications lint Lessor deems necessary, and to cause the recordation of parcel maps and , so long as such easements, rights of way, utility race-ways, dedications, maps and restrictions do not reasonably intender will-n Line use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lesson to effectuate any such easement nights, dedication, map or restrictions.

43. Performance Under Protest. Ii at any time a dispute nail-nail anise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money Is assented shah have the right to n-rake payment "under protest" and such-n payment shall not be regarded as a voluntary payment and there shall survive the noggin on Line part on said Party to Institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Panty to pay such Sinai or any part thereof, said Panty shall be entitled to recover such sum or so. much thereof as ii was not legally required to pay under this provisions of this Lease.

44. Authority. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity no p re-sents and warrants that h-new or she Is duly authorized to execute and deliver this Lease on its behalf. II Lessee Is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lesson, deliver to Lessor evidence satisfactory to Lessor on such-n authority.

45. Any conflict between the printed provisions of this Lease and the typewritten on handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46, Offer. Preparation of this Lease by sillier Lessor on Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an alter to lease. This Lease Is not Intended to be binding until executed and delivered by all Parties hereto.

47 Amendments. This Lease may be modified only In writing, signed by the parties in interest at The time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments to Nat are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's Obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an National insurance company or pension plan Lender In connection with the obtaining of normal fanning or of the property of which the Premises are a pant.

48. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the
Obligations of such multiple parties shah be the join-rim and several responsibility old all persons on entities named herein as such-n Lesson or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED Tills LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE Tile INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.


     IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEYS REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CON-SULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZ-ARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOSIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFIOFENCY, LEGAL EFFECT, OR TAX CONSE-QUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO Tile LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE Tile PROPERTY IS LOCATED SHOULD BE CONSULTED.


The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.



Executed  at:                         Executed  at:   Phoenix, AZ
             -----------------------                ----------------------------

On:                                   On:         6/1/98
   ----------------------------------    ---------------------------------------



By  LESSOR:Mr. Art Grandlich d.b.a.   By LESSEE Renaissance International Group
           ---------------------------         ---------------------------------
           McKellips Corporate Square           a Nevada Corporation
           ---------------------------         ---------------------------------

By: /s/ A. Granduch                   By:  /S/ William O'Neal
   ----------------------------------    ---------------------------------------

Name  Printed: A. Granduch            Name  Printed:  William O'Neal
              -----------------------       ------------------------------------
Title: Owner                          Title: Senior Vice President
      -------------------------------        -----------------------------------
By:                                   By:
   ----------------------------------    ---------------------------------------
Name  Printed:                        Name  Printed:
               ----------------------               ----------------------------

Title:                                Title:
       ------------------------------       ------------------------------------

Address:201 West Apache Trail          Address:4840  East  Jasmine  Street,
        -----------------------------          -------------------------------
        Apache Junction,AZ 85220                 Mesa Az,  85205
        -----------------------------          -------------------------------

Telephone:(602) 983-2500                   Telephone(   )
          ---------------------------               ----------------------------

Facsimile:(602) 983-7963              Facsimile:
          ---------------------------           --------------------------------



BROKER:                               BROKER:
      -------------------------------        -----------------------------------

Executed at:                          Executed at:
      -------------------------------             ------------------------------

On:                                   On:
   ----------------------------------    ---------------------------------------

By:                                   By:
   ----------------------------------    ---------------------------------------

Name  Printed:                        Name  Printed:
              -----------------------         ----------------------------------

Title:                                Title:
      -------------------------------       ------------------------------------

By:                                   By:
   ----------------------------------    ---------------------------------------

Name  Printed:                        Name  Printed:
               ----------------------               ----------------------------

Title:                                Title:
       ------------------------------       ------------------------------------

Telephone:(     )                     Telephone(     )
               ----------------------               ----------------------------


Facsimile:                            Facsimile:
          ---------------------------           --------------------------------


NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOSIATION, 345 S. Figueroa St., N- Los Angeles, CA 90071. (213) 687-8777.

                                 ADDENDUM

This ADDENDUM is a part of that certain lease by and between Mr. Art Grandlich, d.b.a. McKellips Corporate Square (Lessor) and Renaissance International Group, Ltd. (RIGL), a Nevada corporation (Lessee) of even date herewith.

PRESSES
-------
Per Paragraph 2 of the Lease Agreement, Lessee hereby leases Suite 105 of McKellips Corporate Square, which consists of 16,772 square feet which is a 19.62% portion of the menthe complex which totals 85,464 square feet. Subject Suite shall be delivered to Lessee in the current condition without additional tenant improvements by the Lessor. All HVAC to be in good operating condition. After thirty (30) days, Lessee to be responsible for all I-IVAC operating and maintenance expenses.

Rental  Schedule
----------------
The  following  rental  schedule  shall apply during the term of this agreement:

July 1, 1998 until June 30, 1999: $4,528.44 per month plus applicable rental tax and common area charges.
July 1, 1999 until June 30, 2000: $9,224.60 per month plus applicable rental tax and common area charges.
July 1, 2000 until June 30, 2003: $9,727.76 per month plus applicable rental tax and common area charges.

Note: In the event that the Lessee does not complete the 6,000 square feet of office space on or before September 30, 1998, the rent shall escalate to $9,224.60 per month effective October 1,1998.

TENANT
-------
Lessee shall be responsible for constructing all tenant improvements to the Suite in a professional and workmanlike manner pursuant to all applicable and state building codes, at Lessee's sole cost and expense. On or before September 30, 1998, Lessee shall construct a minimum of 6,000 square feet of air-conditioned office area and any demising walls that may be required to subdivide the space. The blueprints of the proposed tenant improvements shall be submitted to the Lessor for review and approval prior to commencement of construction.

OCCUPANCY
---------
Lessee shall have occupancy to the Premises upon mutual execution of this agreement to commence Tenant Improvements and begin to move employees into subject property. No rental shall be charged during this period.


ASSIGNMENT
------------
Lessee shall have the right to assign the lease to any entity or person owning at least fifty-one percent (51 %) of the stock of RIGL or any subsidiary in which RIGL owns at least a fifty-one percent (51%) interest,

RIGHT OF FIRST REFUSAL
----------------------
Lessee shall have a right of first refusal to lease the remaining premises of Building B as such space becomes available, and upon substantially similar terms as set forth herein. Lessee must lease space in the current condition without additional tenant improvements by the Lessor. Lessee must provide approval within seven (7) days after notification by Lessor that additional space is available.

SIGNAGE
--------
Lessee shall have the right, at its own expense, to maintain within the interior of the leased Premises (not visible from the exterior) any signs and advertising matter customary or appropriate in the conduct of RIGL's business. Lessee shall have the exclusive right to the use of the exterior surface of the leased Premises for the largest sign allowable by the Lofty of Mesa, which shall be provided at Lessee's expense. Lessor shall have the right to approve Lessee's exterior sign plan, which approval shall not be unreasonably withheld.

HAZARDOUS  WASTE
----------------
Lessor hereby represents and warrants to the best of Lessor's knowledge, there is no hazardous waste on or under the property (McKellips Corporate Square).

BROKERAGE
---------
After the Tenant Improvements are completed and all lien waivers for labor and materials are delivered to the Lessor a leasing commission of five percent (5%) of the total lease consideration ($25,761) shall be payable by the Lessor. The commission shall be divided equally between Lee & Associates Arizona and Grubb & Ellis and paid on an annual basis on July 1 of each calendar year ($5,152 per annum).

In the event Grubb & Ellis elects not to collect the commission in annual installments, the Lessor agrees to

OPTION TO EXTEND
----------------
Provided this lease agreement is in full force and effect and neither party is in violation of any terms and conditions of the lease, Lessor hereby grants Lessee an option to extend the lease for an additional five (5) year period. The lease rate for the option period shall be pursuant to fair market value at the time the lease is extended. Lessee must give one hundred twenty (120) days written notice of Lessee's intention to dextrose this option.

PARKING
-------
Lessee shall be entitled to 57 unreserved parking spaces and 3 reserved, covered parking spaces. In the event Lessee wants additional covered parking, Lessee may construct additional covered parking stalls at Lessee's sole cost and expense. Lessor will have the right to approve location of additional covered parking canopy and they shall be designed and constructed in a manner that is similar to the other canopies already located at Muckheaps Corporate Square.

TELEPHONE EQUIPMENT
-------------------
Lessee shall be responsible for all telephone equipment and telephone these to subject property.

                         Exhibit "A"


                     {GRAPHIC OMMITED}

                               AMENDMENT TO LEASE


     THIS AMENDMENT TO LEASE (this "Amendment') amends and modifies that certain Lease and Addendum thereto by and between MT. Art Grandlich d/b/a McKellips Corporate Square (Lessor) and Renaissance International Group, Ltd. (RIGI), a Nevada corporation (Lessee) dated 1, 1 998. as follows:

"Lessee shall be responsible for constructing all tenant improvements to the Suite in a professional and workmanlike manner pursuant to all applicable municipal and state building codes, at Lessee's sole cost and expense. No later than 90-days from the dale Lessee's plans are approved by the City of Mesa. Lessee shall construct a minimum of 6,000 square feet of air conditioned office area and any walls that may be required to subdivide the space. The blueprints of the proposed tenant improvements shall be submitted to the Lessor for review and approval prior to commencement of construction. In the event that the Lessee does not complete the 6,000 square feet of office space on or before such date of the rent shall escalate to $9,224.60 per month effective upon the

                           "Lessor"
                           Mr.  Art  Grandlich
                           d/b/a  McKellips  Corporate  Square
                           By: /s/ Art  Grandlich
                              --------------------------------------------
                           Art  Grandlich

                           "Lessee"
                           Renaissance  International  Group,  Ltd.,  a  Nevada
                           By: /s/ Kevin  Jones
                              --------------------------------------------
                           Kevin  Jones
                           Its  President